UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C 20549
                                  FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                               August 13, 1999

               Commission file Number    0-15435

                       First Entertainment Holding Corp.
           (Exact name of registrant as specified in its charter.)
Nevada                                            84-0974303
(State or other jurisdiction of       (I.R.S. Employer incorporated or
organization)                              Identification No.)
7887 E. Bellview, Suite 1114                         80111
(Address of principal executive offices              (Zip Code)
Registrant's telephone number, including area code:
                               (303) 228-1650
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
        Not Applicable

Item 2. Acquisition or Disposition of Assets.
        Not Applicable

Item 3. Bankruptcy or Receivership.
          Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
         Not Applicable

Item 5. Other Events
		Not Applicable

Item 6. Resignation of Registrant's Directors.
         On August 9, 1999 the Company was notified by a letter that A.B. Goldberg had tendered his resignation as President and Chief Executive Officer effective that date. A copy of his resignation letter is attached hereto. In addition, the Board of Directors elected to remove A.B. Goldberg as Chairman of the Board. As of the date of this filing, the vacancy of President and Chief Executive Officer and Chairman have not been filled.


Item	7. Financial Statements, Pro Forma Financial Information and
Exhibits.

      Not Applicable


Item 8. Change in Fiscal Year.
        Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S

                                        SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIRST ENTERTAINMENT HOLDING CORP.

                                         By:______________________
                                             Wende Curits
                                             Secretary

Dated: August 13, 1999


                           A.B. Goldberg
                        2805 East Long Court
                        Littleton, Colorado 80121

                              August 9, 1999

Board of Directors
First Entertainment Holding Corp.
7887 E. Bellview Avenue
Englewood, Colorado 80111

Gentlemen:

     Effectively immediately, I hereby resign as President and Chief Executive Officer of First Entertainment Holding Corp.


                                        Very Truly Yours,
                                        /s/ A.B. Goldberg
                                        A.B. Goldberg